UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Ocuphire Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37000 Grand River Avenue, Suite 120 Farmington Hills, MI	48335
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 957-9024

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OCUP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2024 annual meeting of stockholders (the “Annual Meeting”) of Ocuphire Pharma, Inc. (the “Company”), held on June 11, 2024, stockholders voted to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s common stock from 75 million to 125 million shares (the “Stock Increase Charter Amendment”). A Certificate of Amendment to the Charter was filed and effective on June 12, 2024. The aforementioned description is qualified in its entirety by reference to the full text of the Stock Increase Charter Amendment which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Also on June 11, 2024, in connection with a periodic review of the bylaws of the Company, the Company’s board of directors (the “Board”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Third Amended and Restated Bylaws”), effective immediately. The Third Amended and Restated Bylaws, among other things:

•
Enhance the existing procedural mechanics for stockholder nominations of directors and submissions of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at stockholder meetings, including, without limitation, as follows:

o	Requiring that the nominating or proposing stockholder be a stockholder of record at the time of submitting a notice through the date of the applicable meeting;

o	Requiring additional disclosures from nominating or proposing stockholders, proposed nominees and other persons associated with nominating or proposing stockholders;

o
Requiring the correction of any material inaccuracy or change in the information provided in a notice of nomination or proposal within two business days after the nominating or proposing stockholder becomes aware of such inaccuracy or change;

o
Requiring that proposed nominees provide completed written questionnaires and make certain representations as to matters such as voting commitments, compliance with law and intention to serve the full term if elected;

o
Requiring that proposed nominees submit to interviews by the Board (or any Board committee or other subset of the Board) within 10 days following the date of any reasonable request therefor from the Board; and

o
Clarifying that the number of nominees a stockholder may include in a nomination notice or nominate for election may not exceed the number of directors to be elected at the applicable meeting and that no stockholder may make additional or substitute nominations following the expiration of the time period for providing a nomination notice;

•
Provide that, if the date of the annual meeting is delayed by more than 60 days (rather than only 30 days) after the anniversary of the preceding year’s annual meeting, the deadline for notices of nominations and proposals is the earlier of the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by the Company;

•
Address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating stockholders to make a representation as to whether they intend to use the Universal Proxy Rules, requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting upon the Company’s request, etc.);

•	Add procedural mechanics relating to stockholder action by consent;

•
Clarify that directors may be removed from the Board, with or without cause, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then outstanding shares of stock of the Company;

•
Modify the provisions relating to stockholder meeting adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, including to reflect amendments to the Delaware General Corporation Law;

•	Clarify that only directors or officers may preside at stockholder meetings;

•	Clarify the powers of the chairperson of a stockholder meeting to regulate conduct at such meeting, including to adjourn the meeting whether or not a quorum is present;

•	Eliminate the power of the President to call special meetings of stockholders if the Chairperson and Chief Executive Officer are unavailable;

•
Provide that if the Chairperson, Lead Independent Director and Chief Executive Officer have not been appointed or are absent, the chairperson of a meeting of the Board shall be chosen by the directors present from among members of the Board;

•
Update the procedures related to providing notice for meetings of the Board and committees thereof, including providing that Board and committee special meetings may be held with less than 24 hours’ notice if the person(s) calling the meeting deem it necessary or appropriate under the circumstances;

•
Clarify that the attendance of a director at a Board or committee meeting shall constitute waiver of notice of such meeting (unless the director attends the meeting for the express purpose of objecting and does so object);

•	Modify the procedures and mechanics related to the use of proxies; and

•	Reflect prior amendments to the Second Amended and Restated Bylaws and make various other updates, including ministerial and conforming changes and changes in furtherance of gender neutrality.

The foregoing summary of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders (i) elected seven directors to the Board to serve a one-year term until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation, or removal, (ii) ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, (iii) approved, on an advisory basis, of the compensation of the Company’s named executive officers, and (iv) approved the Stock Increase Charter Amendment. Stockholders did not approve a proposal, pursuant to the Nasdaq listing rules, to approve the potential issuance of shares of the Company’s common stock to Lincoln Park Capital Fund, LLC in excess of 19.99% of the Company’s outstanding common stock and also did not approve an amendment to the Charter to include the exculpation of officers.

The results of the voting at the Annual Meeting are shown below:

Proposal 1 - Election of Directors:

Nominee	For	Withhold	Broker Non-Votes
Sean Ainsworth	5,332,489	3,700,631	5,987,328
Susan Benton	5,687,767	3,345,353	5,987,328
Cam Gallagher	5,438,660	3,594,460	5,987,328
Dr. George Magrath	6,467,832	2,565,288	5,987,328
James Manuso	5,549,784	3,483,336	5,987,328
Dr. Jay Pepose	5,806,765	3,226,355	5,987,328
Richard Rodgers	5,355,466	3,677,654	5,987,328

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions
13,454,291	1,285,573	279,884

Proposal 3 - Approval, on an Advisory Basis, of Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,557,319	3,310,180	165,621	5,987,328

Proposal 4 – Approval of Potential Issuance of Shares of Common Stock to Lincoln Park Capital Fund, LLC in Excess of 19.99% of the Company’s Outstanding Common Stock:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,489,742	4,418,284	125,094	5,987,328

Proposal 5 - Approval of an Amendment to the Charter to Include the Exculpation of Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,466,669	4,284,588	281,863	5,987,328

Proposal 6 - Approval of the Stock Increase Charter Amendment:

Votes For	Votes Against	Abstentions
7,963,496	6,971,796	85,156

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation dated June 12, 2024
3.2	Third Amended and Restated Bylaws dated June 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUPHIRE PHARMA, INC.
Date: June 13, 2024	By:	/s/ Dr. George Magrath
Dr. George Magrath
Chief Executive Officer